Intellicheck, Inc.

(NYSE American: IDN)

Marathon Capital Management

Investor Presentation

November 12, 2019

Safe Harbor Statement

Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "will," "believe," "expect," "anticipate“, "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. There is no assurance that the proposed changes in the company’s business model will result in positive cash flows or profitability. Actual results may differ materially from the information presented here. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

Intellicheck at a Glance

- Identity as a Service instantly authenticates ID's to stop:
  - Identity theft
  - Underage access to age-restricted products



Primary focus is stopping identity theft in the financial services and retail markets which we believe is the fastest path to revenue growth and profitability.

Q3 2019 Highlights

- Total revenue up 24% sequentially over Q2 2019 and 86% over Q3 2018

- SaaS revenue up:
  - 40% sequentially over Q2 2019
  - 89% since year-end 2018
  - 140% over Q3 2018

- Adjusted EBITDA loss is down almost 43% from Q2 2019 and 57% from Q3 2018 marking the best results since Q3 2014

Key Identity Theft Statistics

- The first half of 2019 had 3,800 breaches exposing 4.1 billion records
- 145 million names, social security numbers and dates of birth breached at Equifax in 2017 – the beginning of the glut
- All of this data means traditional Knowledge Based Authentication (KBA) does not work
  - 32 State Attorneys General wrote against it to the FTC
- Simple solution - The fastest and most accurate first-step to authenticate a person is to authenticate their government issued ID

Focus on Financial Services – Use Cases

Credit Card Applications

The victim's stolen data used to open an account

- Estimated $3.4 Bn stolen in 2018

Card Not Present

The victim's stolen data used where you have an account

- Estimated to cost retailers $130 Bn now through 2023

Non-Receipted Returns

Domain of organized crime

- Estimated to cost retailers $9.7 Bn per year

Retail Bank Branches

Crooks steal your account

- Recent Ohio case wiped out $7,000 from one account

Completely Different Company vs Feb 2018

- 4 Major changes leading to growth. We reset:
  - ➢ Where we focus resources
  - ➢ How and to whom we sell
  - ➢ Pricing model
  - ➢ Implementation

These changes have led to notable wins and improved financial results

Change Results - Banks

- Bank 1
  - Reference client for any prospect
  - Now working with Innovations team for new projects within the bank
  - Rolling out our web-based product to the fraud call center this month

- Bank 2
  - Oldest banking client
  - Originally very low pricing
  - Brought on no new retailers in 2 years
  - Renegotiated contract at higher, per-scan terms this year
  - Changes drove 75% sequential revenue growth
  - 1,258 new retail locations on-boarded from July 1 – October 31

Change Results - Banks

- Bank 3
  - Closed in December 2018
  - Paying monthly SaaS subscription fees
  - Working to deploy their 4 largest retailers
  - 1st retailer brought live in October - 1,000 location electronics superstore
  - Expect full bank branch deployment in Q2 2020

- Bank 4
  - Closed in March 2019
  - 136% revenue growth driven by:
    - Continued deployment in call centers
    - Deployment to 750 bank branch locations
    - 2 retailers live
  - Auto Loan Group going live this month
  - In discussions for additional retailers and reseller agreement

Change Results - Banks

- Bank 5
  - On-line bank for mobile enrollment
  - First joint sale with one of our facial recognition partners
    - Authenticate the license, facial recognition comparison to photo
  - Proof of concept and reference client

- Banks 6 - FinTech Company
  - 700+ locations for payday and unsecured installment loans
  - Integration well under way
  - On track to be fully deployed by year end

Change Results – Other Wins

- 51% increase in revenue for 3,000-location retailer with parsing only solution
  - Speaking with retailer's bank about how to pilot authentication
- October pilot started for a 580-location department store chain; full deployment expected at the end of Q1 2020
- Integration completed with auto dealership digital compliance platform - 500 auto dealerships now potential clients
- Footprint now expanded to Canada – multiple retailers authenticating, a first for Intellicheck
- Age ID sales strong – 88 new clients, 3 of which are Law Enforcement
- Implementation team a huge success – 36 integrations and growing in 2019 vs 3 in all of 2018

Impact of Per-Scan Pricing

- Most new clients and all major renewals are per scan, cyclical to the retail sales cycle
- Based on limited retailers we have had fully deployed for a full year, on average:
  - 21% of scans come in Q1
  - 23% come in Q2 and Q3
  - 33% in Q4
- As we gather more data we will refine these numbers

ROI for Banks, Issuers and Retailers

- No new hardware required – Typically works through existing point of sale platform, a mobile device, or online
- Frictionless – authentication takes less than 3 seconds
- Simple – pre-populates the application, less work for the customer and results in fewer data entry errors
- Fraud is nearly eliminated while speeding up the acquisition of good customers

Scan to Credit is less than 30 seconds for our average client, while reducing fraud by more than 99%.

Why Intellicheck?

- We are signing banks and retailers
- We have improved our pricing model
- We are on-boarding clients faster than ever
- These achievements are driving improved financial performance

This is a new Intellicheck and the reset is working

Financial Overview

2019 Q3 Financial Highlights

SaaS Revenue Growth

- $1,564,000 in Q3 (+140% YoY)
- ~$4.4 MM 12-month trailing through Q3
- 87% Q3 gross margin

Balance Sheet ***(as of Sept. 30)***

- Cash: $2.8 MM
- Stockholder Equity: $11.2 MM
- Debt free

Positioned for Growth

- Consumer authentication - large markets without clear market leaders
- Identity theft increasing
- Top financial institutions adopting Intellicheck technology

Q3 2019 Financial Summary

Description		Q3 2018 Actual		Q3 2019 Actual		$ Change 2019 vs 2018	% Change 2019 vs 2018	
Revenue	$	1,039,581	$	1,930,201	$	890,620	86%	
SaaS Revenue included above	$	650,676	$	1,563,672	$	912,996	140%	
Operating Expenses	$	2,081,513	$	2,251,672	$	170,159	8%	
EBITDA	$	(1,048,466)	$	(456,939)	$	591,527	56%	
Net Loss	$	(1,131,219)	$	(568,230)	$	562,989	50%	
Margin		89.1%		86.6%			(3)%	

Adjusted EBITDA Reconciliation

GAAP net loss to non-GAAP adjusted EBITDA:

	(Unaudited)			
	Three Months Ended September 30,		Nine Months Ended September 30,	
	2019	2018	2019	2018
Net loss	$ (568,230)	$ (1,131,219)	$ (2,654,898)	$ (3,299,551)
Reconciling items:				
Interest and other income	(12,294)	(23,165)	(64,378)	(80,256)
Depreciation and amortization	52,542	62,459	176,034	183,077
Stock-based compensation expense	71,043	43,459	513,824	168,160
Adjusted EBITDA	$ (456,939)	$ (1,048,466)	$ (2,029,418)	$ (3,028,570)

We use Adjusted EBITDA as a non-GAAP financial performance measurement. Adjusted EBITDA is calculated by adding back to net loss, interest and other income, income taxes, impairments of long-lived assets and goodwill, depreciation, amortization and stock-based compensation expense. Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP. Management believes that Adjusted EBITDA provides an additional tool for investors to use in comparing our financial results with other companies that also use Adjusted EBITDA in their communications to investors. By excluding non-cash charges such as impairments of long-lived assets and goodwill, amortization, depreciation and stock-based compensation, as well as non-operating charges for interest and income taxes, investors can evaluate our operations and can compare the results on a more consistent basis to the results of other companies. In addition, Adjusted EBITDA is one of the primary measures management uses to monitor and evaluate financial and operating results.

We consider Adjusted EBITDA to be an important indicator of our operational strength and performance of our business and a useful measure of our historical operating trends. However, there are significant limitations to the use of Adjusted EBITDA since it excludes interest and other income and expense, impairments of long-lived assets and goodwill, stock-based compensation expense, all of which impact our profitability, as well as depreciation and amortization related to the use of long-term assets which benefit multiple periods. We believe that these limitations are compensated by providing Adjusted EBITDA only with GAAP net loss and clearly identifying the difference between the two measures. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net loss presented in accordance with GAAP. Adjusted EBITDA as defined by us may not be comparable with similarly named measures provided by other entities.

Contact Information

Bryan Lewis
516.453.6647
blewis@intellicheck.com

Bill White
516.992.1985
bwhite@intellicheck.com

Gar Jackson
Global IR Group
949.873.2789
gar@globalirgroup.com